UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2019

CIVITAS SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36623	65-1309110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

313 Congress Street, 6th Floor

Boston, Massachusetts 02210

(Address of Principal executive offices, including Zip Code)

(617) 790-4800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

As previously disclosed, on December 18, 2018, Civitas Solutions, Inc. (the “Company”) entered into the Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Celtic Intermediate Corp. (“Parent”), and Celtic Tier II Corp., a wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Parent. On February 14, 2019, the Company filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Definitive Proxy Statement”) with respect to the special meeting of the Company’s stockholders scheduled to be held on March 7, 2019, in connection with the Merger (the “Special Meeting”).

Litigation Related to the Merger

In connection with the Merger, a putative class action lawsuit, Scarantino v. Civitas Solutions, Inc., et al., Case No. 1:19-cv-00349-UNA, was filed on February 19, 2019, against the Company and its directors in the United States District Court for the District of Delaware. The complaint generally alleges that the Definitive Proxy Statement misrepresents and/or omits certain purportedly material information relating to the financial analyses performed by Barclays Capital Inc., the Company’s financial advisor, in connection with its fairness opinion delivered to the Company Board of Directors. The complaint alleges that such misrepresentations and/or omissions render the proxy statement false and misleading and accordingly alleges violations of Section 14(a) and Section 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), as well as Rule 14a-9 promulgated under the Exchange Act. The complaint seeks, among other things, an injunction against the consummation of the Merger, costs of the action, including plaintiff’s attorneys’ and experts’ fees, declaratory relief, and any other relief the Court may deem just and proper.

While the Company believes that the Scarantino action lacks any merit and that the disclosures in the Definitive Proxy Statement comply fully with applicable law, in order to avoid the expense and distraction of litigation the Company has determined to voluntarily supplement the Definitive Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”).

Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of the Supplemental Disclosures. To the contrary, the Company specifically denies all allegations that any of the Supplemental Disclosures, or any other additional disclosures, were or are required.

The Company’s Board of Directors continues to unanimously recommend that you vote “FOR” the adoption of the Merger Agreement and “FOR” the other proposals being considered at the Special Meeting.

Supplemental Disclosures to Definitive Proxy Statement

These Supplemental Disclosures should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. All page references in the information below are to pages in the Definitive Proxy Statement, and all capitalized terms used below shall have the meanings set forth in the Definitive Proxy Statement. Paragraph references used herein refer to the Definitive Proxy Statement before any additions or deletions resulting from the Supplemental Disclosures. As noted in the Definitive Proxy Statement, Barclays’ opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, December 18, 2018. Barclays assumed no responsibility for updating or revising its opinion based on events or circumstances that may have occurred after December 18, 2018, and Barclays has not updated or revised its opinion subsequent to such date.

The Section of the Proxy Statement titled “The Merger—Opinion of the Company’s Financial Advisor—Summary of Material Financial Analyses—Discounted Cash Flow Analysis” is hereby supplemented by amending the paragraph on Page 50 that begins “To calculate the estimated enterprise value…” to insert the underlined words in the following sentence:

Barclays then calculated a range of implied prices per share of Civitas common stock by subtracting net debt as of September 30, 2018 of $704 million from the estimated enterprise value using the discounted cash flow method and dividing the range of results of such subtraction by the fully diluted number of shares of Civitas common stock of 37.5 million based on information provided by the management of Civitas.

The Section of the Proxy Statement titled “The Merger—Opinion of the Company’s Financial Advisor—Summary of Material Financial Analyses—Selected Precedent Transaction Analysis” is hereby supplemented by amending the paragraph on Page 51 that begins “The reasons for and the circumstances surrounding…” to insert the underlined words in the following sentence:

Barclays then calculated a range of implied prices per share of Civitas common stock by subtracting the amount of Civitas’ net debt as of September 30, 2018 of $704 million from the estimated enterprise value and dividing the range of results of such subtraction by the fully diluted number of shares of Civitas common stock of 37.5 million based on information provided by the management of Civitas.

The Section of the Proxy Statement titled “The Merger—Certain Unaudited Prospective Financial Information—Hybrid Case Projections” is hereby supplemented by inserting the following tables and text at the end of such section:

The following table sets forth Unlevered Free Cash Flow based on the Hybrid Case Projections:

	Fiscal Year Ending September 30,
($ in millions)	2019	2020	2021	2022	2023
Unlevered Free Cash Flow (1)	$29	$42	$55	$74	$93

(1)

Unlevered Free Cash Flow is a non-GAAP financial measure and should not be considered as an alternative to operating income or net income as a measure of operating performance or cash flows or as a measure of liquidity. Unlevered Free Cash Flow, as presented above, is operating income, plus depreciation and amortization, minus taxes, capital expenditures, acquisition spending and increase in net working capital.

Important Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Civitas and an affiliate of Centerbridge. Civitas has schedule to Special Meeting in order to obtain stockholder approval of the proposed merger. Civitas has filed with the SEC a definitive proxy statement in connection with the proposed merger, which has been mailed to the stockholders of Civitas and contains important information about the proposed transaction and related matters. INVESTORS OF CIVITAS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT TOGETHER WITH SUPPLEMENTAL DISCLOSURES AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CIVITAS, CENTERBRIDGE AND THE PROPOSED MERGER. Investors may obtain a free copy of these materials and other documents filed by Civitas with the SEC at the SEC’s website at www.sec.gov, at Civitas’ website at
www.civitas-solutions.com or by sending a written request to Civitas at 313 Congress Street, Boston, MA 02210; Attention: General Counsel and Corporate Secretary.

Participants in the Solicitation

Civitas and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger. Information regarding Civitas’ directors and executive officers is set forth in Civitas’ Amendment No. 1 on Form 10-K/A filed on January 22, 2019. Additional information regarding persons who may be deemed to be participants in soliciting proxies and any direct or indirect interests they may have in the proposed merger are set forth in the Definitive Proxy Statement.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the transaction and the ability to consummate the transaction. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) conditions to the closing of the transaction may not be satisfied; (2) the transaction may involve unexpected costs, liabilities or delays; (3) the business of the Company may suffer as a result of uncertainty surrounding the transaction; (4) the outcome of any legal proceedings related to the transaction, including the litigation described in the filing; (5) the Company may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (7) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; (8) the failure to obtain the necessary debt financing arrangements set forth in the commitment letters received in connection with the transaction; and (9) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. If the transaction is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of the Company are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended September 30, 2018, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

The Supplemental Disclosures included in this Current Report on Form 8-K include projections of the Company’s future financial results. These disclosures were not prepared with a view toward public disclosure or compliance with the guidelines established by the American Institute of Certified Public Accounts for preparation and presentation of prospective financial data, published guidelines of the SEC regarding forward-looking statements or generally accepted accounting principles in the United States. For a description of the inherent limitations and inherent risks and uncertainties surrounding the Company’s projected financial results, please see the discussion under the section titled “The Merger—Certain Unaudited Prospective Financial Information” beginning on page 54 of the Definitive Proxy Statement.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS SOLUTIONS, INC.

Date: February 28, 2019	/s/ Bruce F. Nardella
Name: Bruce F. Nardella Title: President and Chief Executive Officer